EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Bald Eagle Energy Inc. (the "Company") hereby certify as follows in connection with the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

1.         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2009

/s/ Alvaro Vollmers
Alvaro Vollmers
Chief Executive Officer, President,
Chief Financial Officer, Secretary and Treasurer
(Principal Executive Officer, Principal Financial
Officer and Principal Accounting Officer)